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                                                                  Exhibit 99.1

                                 [LETTERHEAD]

FOR IMMEDIATE RELEASE


Contact:          Mary Stuart                                 Emma Gonzalez
                  Media Relations                    Investor Relations
                  (404) 841-4142                        (404) 841-4130



                          SYNAVANT SECURES $20 MILLION
                            LONG-TERM CREDIT FACILITY


ATLANTA, GA, April 30, 2001 - SYNAVANT Inc. (Nasdaq: SNVT), the global pioneer of Pharmaceutical Relationship Management (PRM) solutions for the biopharmaceutical and healthcare industries, today announced that it has secured a five-year, $20 million revolving line of credit with Foothill Capital Corporation, a wholly owned subsidiary of Wells Fargo & Company (NYSE: WFC). The asset-based credit facility is effective April 27, 2001.

"Securing this line of credit is a major milestone in SYNAVANT's transition to an independent public company," said Craig Kussman, SYNAVANT's executive vice president and chief financial officer. "SYNAVANT currently has no debt. Nevertheless, this agreement provides additional working capital to support our anticipated growth and flexibility to respond to unforeseen events."

ABOUT FOOTHILL CAPITAL

Foothill Capital Corporation is a leading provider of asset-based financing to middle market companies across the United States and Canada. In addition, Foothill Capital


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has successfully completed financings for many innovative, "non-traditional,"
secured lending transactions. Foothill Capital is a subsidiary of Wells Fargo & Company, a diversified financial services company with $280 billion in assets, providing banking, insurance, investments, mortgage and consumer finance from about 5,400 stores and the Internet (wellsfargo.com) across
North America and elsewhere internationally. For more information, visit Foothill Capital on the Internet at www.foothillcapital.com.

ABOUT SYNAVANT

SYNAVANT INC. GUIDES BIOPHARMACEUTICAL AND HEALTHCARE COMPANIES GLOBALLY TO GREATER BUSINESS SUCCESS BY ACCELERATING THE ADOPTION OF ADVANCES IN HEALTHCARE AROUND THE WORLD. SYNAVANT ACCOMPLISHES THIS BY DESIGNING, BUILDING AND SUPPORTING A WIDE RANGE OF KNOWLEDGE-BASED SOLUTION SETS, THAT BRING TOGETHER LEADING-EDGE TECHNOLOGY, PROVEN DATA MANAGEMENT COMPETENCE, A FULL RANGE OF SPECIALIST SERVICES AND OVER 30 YEARS OF HEALTHCARE EXPERTISE. ITS COMPREHENSIVE, GLOBAL SOLUTIONS INCLUDE PHARMACEUTICAL RELATIONSHIP MANAGEMENT (PRM) AND E-BUSINESS APPLICATIONS, INTERACTIVE MARKETING, SERVER AND DATABASE MANAGEMENT, DEDICATED LOCAL HELPLINE SUPPORT, TRAINING, TELEMARKETING, SAMPLE MANAGEMENT, AND PRODUCT-RECALL SERVICES. SYNAVANT INC. IS THE COMPANY FORMED BY THE SPIN-OFF OF THE STRATEGIC TECHNOLOGIES AND CLARK-O'NEILL UNITS FROM IMS HEALTH. SYNAVANT IS HEADQUARTERED IN ATLANTA, GA, USA AND HAS OFFICES IN 23 COUNTRIES.

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THIS NEWS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF
THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT ARE FORWARD-LOOKING, WHICH CAN BE IDENTIFIED BY THE USE OF WORDS SUCH AS "MAY," "WILL," "EXPECT," "ANTICIPATE," "ESTIMATE," "BELIEVE," "CONTINUE" OR OTHER SIMILAR WORDS. SUCH
FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT PLANS AND EXPECTATIONS,


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AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO
DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO: RISKS ASSOCIATED WITH OPERATING ON A GLOBAL BASIS; THE
ABILITY TO IDENTIFY, CONSUMMATE AND INTEGRATE ACQUISITIONS, ALLIANCES AND VENTURES ON SATISFACTORY TERMS; THE ABILITY TO DEVELOP NEW OR ADVANCED TECHNOLOGIES, SYSTEMS OR PRODUCTS; THE ABILITY TO SUCCESSFULLY MAINTAIN HISTORIC EFFECTIVE TAX RATES; REGULATORY, LEGISLATIVE AND ENFORCEMENT INITIATIVES; THE ABILITY TO OBTAIN FUTURE FINANCING ON SATISFACTORY TERMS AND CONSOLIDATION OF THE PHARMACEUTICAL INDUSTRY. THESE RISKS AND UNCERTAINTIES ARE NOT INTENDED TO BE EXHAUSTIVE AND SHOULD BE READ IN CONJUNCTION WITH
OTHER CAUTIONARY STATEMENTS DISCUSSED IN MORE DETAIL IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.